UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2009
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	132-02695	27-0659371
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1675 Broadway, Suite 1950
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
In connection with the previously announced transaction contemplated by that certain Purchase and IPO Reorganization Agreement, dated as of August 2, 2009, by and among Hicks Acquisition Company I, Inc. (“HACI”), Resolute Energy Corporation (the “Company”), Resolute Holdings Sub, LLC, Resolute Subsidiary Corporation, a wholly-owned subsidiary of the Company, Resolute Aneth, LLC, Resolute Holdings, LLC, and HH-HACI, L.P., pursuant to which HACI stockholders will acquire a majority of the outstanding shares of capital stock of the Company (collectively, the “Acquisition”), attached hereto as Exhibit 99.1 are updated road show materials to be presented to certain existing and potential stockholders of the Company.
Participants In The Solicitation
The Company, HACI and their respective directors and officers may be deemed participants in the solicitation of proxies to HACI stockholders with respect to the Acquisition. A list of the names of those directors and officers and a description of their interests in the Acquisition is contained in the preliminary proxy statement/prospectus regarding the Acquisition, which is included as part of the preliminary Registration Statement on Form S-4, as amended (File No. 333-161076) of the Company. HACI stockholders may obtain additional information about the interests of the directors and officers of HACI and the Company in the Acquisition by reading any other materials to be filed with the Securities and Exchange Commission (“SEC”) regarding the Acquisition when such information becomes available.
Important Additional Information Regarding the Acquisition will be Filed with the SEC
In connection with the Acquisition, the Company and HACI have filed the preliminary proxy statement/prospectus, which is included as part of the Registration Statement. The Company and HACI may file other relevant documents concerning the Acquisition, including any amendments to the Registration Statement that may be filed by the Company. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS INCLUDED AS PART OF THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE ACQUISITION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov. Investors may also obtain these documents, free of charge, by directing a request to HACI at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting HACI at (214) 615-2300.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
99.1*	Road Show Materials

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: September 10, 2009

RESOLUTE ENERGY CORPORATION
By	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit
No.	Description
99.1*	Road Show Materials.

*	Filed herewith.